UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2015

CannaPharmaRx, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27055	27-4635140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Collins Drive, Suite 100, Carneys Point, New Jersey		08069
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856-376-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 28, 2015, CannaPharmaRx, Inc., a Delaware corporation (the “Company”), held its 2015 Annual Meeting of Stockholders via telephonic conference call and at the Company’s headquarters at One Collins Drive, Suite 100, Carneys Point, New Jersey 08069-3640 (the “Annual Meeting”). At the Annual Meeting, at which a quorum was present, the stockholders of the Company voted on and approved the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 17, 2015:

(1) to elect seven directors;

(2) to conduct an advisory vote on executive compensation;

(3) to conduct an advisory vote on the frequency of future votes on executive compensation;

(4) to ratify the appointment of KLJ & Associates, LLP as the Company’s independent public accountants for the year ending December 31, 2015; and

(5) to transact any other business that may properly come before the meeting.

Only stockholders of record as of the close of business on July 10, 2015 were entitled to vote at the Annual Meeting. As of July 10, 2015, 17,959,621 shares of common stock of the Company (“Common Shares”) were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 9,014,561 Common Shares were represented, in person or by proxy, constituting a quorum.

The votes with the proposals are set forth below.

(1) Elect the Directors of the Company to serve until the 2016 Annual Meeting:

The following nominees were elected as directors to serve until the 2016 Annual Meeting by the votes indicated below:

Name of Director Nominee	For	Against	Abstain	Broker Non-Vote

Gerald E. Crocker	8,994,549	12	20,000	—
Robert “Bo” Liess	8,394,561	600,000	20,000	—
Wendy F. DiCicco	8,994,561	—	20,000	—
David Pohl	8,994,561	—	20,000	—
Alex Giaquinto, PhD	8,994,561	—	20,000	—
Elie Khalife	8,994,561	—	20,000	—
Steven Rule	8,994,549	12	20,000	—

(2) Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Vote

8,158,549	836,012	20,000	—

(3) Advisory vote on the frequency of future votes on executive compensation.

One Year	Two Years	Three Years	Abstain

5,995,759	1,380,060	838,742	800,000

(4) Ratification of the appointment of KLJ & Associates, LLP as the Company’s independent registered public accounting firm for Fiscal Year 2015.

For	Against	Abstain	Broker Non-Vote

8,994,561	-	20,000	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CannaPharmaRx, Inc.

August 31, 2015	By:	/s/ Gerald E. Crocker

Name: Gerald E. Crocker
Title: Chief Executive Officer and Director